UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Earliest Event Reported: March 31, 2010

National CineMedia, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33296	20-5665602
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

9110 E. Nichols Ave., Suite 200

Centennial, Colorado 80112-3405

(Address of principal executive offices, including zip code)

(303) 792-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 31, 2010, National CineMedia, Inc.’s (the “Company”) subsidiary, National CineMedia, LLC (“NCM LLC”), entered into an Amendment, Resignation, Waiver, Consent and Appointment Agreement (the “Agreement”) with Lehman Commercial Paper Inc. (“Lehman”).

NCM LLC is the borrower under an $805,000,000 Credit Agreement (the “Credit Agreement”), dated February 13, 2007, among the several lenders party (the “Required Lenders” and “Revolving Credit Lenders”) thereto, Lehman Brothers Inc. and J.P. Morgan Securities, Inc., as joint lead arrangers, JPMorgan Chase Bank, N.A., as syndication agent, Credit Suisse Securities (USA) LLC and Morgan Stanley Senior Funding, Inc., as co-documentation agents, and Lehman as administrative agent. $80,000,000 of the Credit Agreement relates to the Revolving Credit Facility provided by the Revolving Credit Lenders.

The purpose of the agreement was for Lehman to resign as the Administrative Agent and Swing Line Lender under the Credit Agreement. The Agreement releases Lehman of all further obligations as Administrative Agent and Swing Line Lender under the Loan Documents. NCM LLC and the Required Lenders consented to the appointment of Barclays Bank PLC (“Barclays”) as successor Administrative Agent and Swing Line Lender under the Credit Agreement and waived any notice requirement provided for under the Credit Agreement with respect to such resignation or appointment. Barclays accepted its appointment as Successor Agent.

Additionally, NCM LLC and each of the Revolving Credit Lenders agreed that as of March 31, 2010 the Revolving Credit Commitments of Lehman would be reduced to zero and the aggregate Revolving Credit Commitments would be reduced to $66,000,000. The $14,000,000 outstanding principal of the Revolving Credit Loans held by Lehman on such date will not be repaid in connection with any future prepayments of Revolving Credit Loans, but rather Lehman’s share of the Revolving Credit Loans shall be paid in full by NCM LLC, along with any accrued and unpaid fees and interest, on the Revolving Credit Termination Date. Lehman will have no further obligations to fund any amount or extend any credit under the Loan Documents.

Lastly, NCM LLC, the Required Lenders and each of the Revolving Credit Lenders amended the provisions of the Credit Agreement which effectively replaced Barclays as Administrative Agent and Swing Line Lender throughout the Credit Agreement and deleted Lehman in its entirety.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Amendment, Resignation, Waiver, Consent And Appointment Agreement dated as of March 31, 2010 by and among National CineMedia, LLC, as borrower; the Lenders (as defined therein; Lehman Brothers Inc. and J.P. Morgan Securities, Inc., as arrangers; JPMorgan Chase Bank, N.A., as syndication agent; Credit Suisse (USA) LLC and Morgan Stanley Senior Funding, Inc., as co-documentation agents; Lehman Commercial Paper Inc., as administrative agent (including forms of Term Note, Revolving Credit Note and Swing Line Note); and Barclays Bank PLC as successor administrative agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL CINEMEDIA, INC.

Dated: April 6, 2010	By:	/s/ RALPH E. HARDY
Ralph E. Hardy
Executive Vice President, General Counsel and Secretary

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